UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

March 9, 2012
Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13647	73-1356520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5330 East 31st Street, Tulsa, Oklahoma  74135
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (918) 660-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
         (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
         CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 9, 2012, TCL Funding Limited Partnership (“TCL”), a limited partnership formed under the laws of the Province of Ontario and its general partner, Dollar Thrifty Automotive Group Canada Inc., a company incorporated under the laws of Ontario (“DTAG Canada”) and an indirect subsidiary of Dollar Thrifty Automotive Group, Inc., a Delaware corporation (the “Company”), completed the issuance and sale of two Asset Backed Variable Funding Notes, CAD Series 2012-1 (the “CAD 2012 Series”).  The maximum aggregate principal amount of the CAD 2012 Series is $150 million, which may be drawn and repaid from time to time in whole or in part by TCL at any time during the CAD 2012 Series’ two-year revolving period.   After the end of the revolving period, the then-outstanding principal amount of the CAD 2012 Series is scheduled to be repaid in six monthly amortization payments, beginning on the payment date in March 2014, with the final principal payment scheduled for August 2014. The initial funding amount for the CAD 2012 Series was $60 million of the maximum aggregate principal amount.

Interest and Fees

The CAD 2012 Series has a program fee of 150 basis points above the one-month rate for Canadian dollar denominated bankers’ acceptances and a utilization fee of 65 basis points on the unused CAD 2012 Series amount.

Security

The CAD 2012 Series is secured by, among other things: (a) a pledge of certain collateral owned by DTGC Car Rental Limited Partnership (“Rental LP”), a wholly owned subsidiary of DTAG Canada, including (i) the Canadian fleet, (ii) all present and after-acquired personal property, (iii) all monies on deposit from time to time in certain collection and cash collateral accounts and (iv) all proceeds of the foregoing; (b) a pledge of certain collateral owned by TCL, a wholly owned subsidiary of DTAG Canada, including (i) all present and after-acquired personal property, (ii) inventory, (iii) all monies on deposit from time to time in certain collection and cash collateral accounts and (iv) all proceeds of the foregoing; (c) an unconditional and irrevocable guarantee by the Company for the benefit of the note purchasers (referred to below) and other secured parties for the performance of certain of TCL or DTAG Canada’s obligations; and (d) an unconditional and irrevocable guarantee by DTAG Canada for the benefit of Rental LP for the performance of all of the franchisees’ obligations, the franchisees being the lessees under certain vehicle lease agreements with DTAG Canada as lessor.

Covenants

TCL and DTAG Canada are subject to numerous restrictive covenants under the Indenture Supplement (as defined below) and related agreements, including restrictive covenants with respect to liens, indebtedness, mergers and consolidations, disposition of assets, acquisition of assets, amendments of its organizational documents, investments, agreements, the types of business it may conduct and other customary covenants.

Amortization Events

The CAD 2012 Series is subject to certain amortization events, including (among others) non-payment of principal or interest, violation of covenants, certain insolvency or bankruptcy events with respect to TCL, DTAG Canada, Rental LP, the Company or 2232560 Ontario Inc, the general partner of Rental LP, occurrence of an event of default under the Indenture Supplement, failure to maintain certain enhancement levels, minimum asset amounts and letter of credit and/or cash liquidity amounts, certain changes in control relating to TCL or DTAG Canada and certain other adverse events, including non-compliance with certain financial covenants.  The occurrence of an amortization event would terminate the revolving period and result in the rapid amortization of the CAD 2012 Series and, in certain cases, could result in the liquidation of the Canadian vehicles.

Note Purchasers

TCL sold the CAD 2012 Series to two separate bank sponsored conduits, (i) Ridge Trust and (ii) King Street Funding Trust, pursuant to a note purchase agreement dated as of March 9, 2012, among TCL, as seller, DTAG Canada, as general partner, BNY Trust Company of Canada as trustee of RIDGE Trust, acting on behalf of its Securitization Agent, BMO Nesbitt Burns, Inc. and Computershare Trust Company of Canada, as a trustee of King Street Funding Trust, acting on behalf of its Securitization Agent, Scotia Capital Inc., collectively, the note purchasers.  The CAD 2012 Series were issued pursuant to the Series 2012-1 Indenture Supplement, dated as of March 9, 2012, between TCL, DTAG Canada and BNY Trust Company of Canada (“BNY”), as Indenture Trustee (the “Indenture Supplement”) and the Trust Indenture dated as of March 9, 2012, between TCL, Rental LP and BNY.  The CAD 2012 Series has not been, and will not be, registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

BMO Nesbitt Burns and Scotia Capital Inc., or their respective affiliates, are also participants in other credit facilities of the Company and its subsidiaries.

The foregoing description of the issuance and sale of the CAD 2012 Series is qualified in its entirety by reference to the documents attached hereto as Exhibit 4.260 to Exhibit 4.264 and incorporated by reference herein.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Information responsive to this Item 2.03 is incorporated by reference from the responses made in Item 1.01 above.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit No.	Description
4.260
Note Purchase Agreement, dated as of March 9, 2012, among TCL Funding Limited Partnership, as seller, Dollar Thrifty Automotive Group Canada, Inc., as general partner, RIDGE Trust and King Street Funding Trust, as initial note purchasers

4.261	Trust Indenture, dated as of March 9, 2012, between TCL Funding Limited Partnership and DTGC Car Rental Limited Partnership and BNY Trust Company of Canada, as trustee
4.262
Series 2012-1 Indenture Supplement to the Trust Indenture, dated as of March 9, 2012, between TCL Funding Limited Partnership and DTGC Car Rental Limited Partnership and BNY Trust Company of Canada, as trustee

4.263	Parent Guarantee, dated March 9, 2012 and executed by Dollar Thrifty Automotive Group, Inc.
4.264	DTAG Canada Guarantee, dated March 9, 2012 and executed by Dollar Thrifty Automotive Group Canada Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Registrant)

March 15, 2012	By:	/s/ H. CLIFFORD BUSTER III
H. Clifford Buster III
Senior Executive Vice President, Chief Financial
Officer and Principal Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
4.260
Note Purchase Agreement, dated as of March 9, 2012, among TCL Funding Limited Partnership, as seller, Dollar Thrifty Automotive Group Canada, Inc., as general partner, RIDGE Trust and King Street Funding Trust, as initial note purchasers

4.261	Trust Indenture, dated as of March 9, 2012, between TCL Funding Limited Partnership and DTGC Car Rental Limited Partnership and BNY Trust Company of Canada, as trustee
4.262
Series 2012-1 Indenture Supplement to the Trust Indenture, dated as of March 9, 2012, between TCL Funding Limited Partnership and DTGC Car Rental Limited Partnership and BNY Trust Company of Canada, as trustee

4.263	Parent Guarantee, dated March 9, 2012 and executed by Dollar Thrifty Automotive Group, Inc.
4.264	DTAG Canada Guarantee, dated March 9, 2012 and executed by Dollar Thrifty Automotive Group Canada Inc.